SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release (“Agreement”) is entered into this 30th day of June, 2010 (the “Effective Date”) by and among HUIFENG BIO-PHARMACEUTICAL TECHNOLOGY, INC. (the “Company”), Jing An Wang (“Wang”), PROFESSIONAL OFFSHORE OPPORTUNITY FUND, LTD. (“PROOF”), Peter Treadway, Janet Wang, Manilal Patel, ANCORA GREATER CHINA FUND (“ANCORA”), STRATEGIC ALLIANCE FUND, L.P. (“STRATEGIC ALLIANCE”), STRATEGIC ALLIANCE FUND II, L.P. (together with PROOF, Peter Treadway, Janet Wang, Manilal Patel, ANCORA and STRATEGIC ALLIANCE, the “Buyers”) and Sullivan & Worcester LLP (the “Escrow Agent”). The Company, Wang and the Buyers will sometimes be referred to collectively in this Agreement as the “Parties.”

RECITALS

WHEREAS, on December 31, 2007, the Company entered into a series of agreements, including a Securities Purchase Agreement, a Registration Rights Agreement, certain Convertible Promissory Notes (the “Notes”), certain warrant agreements (the “Warrants”), an Escrow Agreement and Pledge Agreements (collectively referred to herein as the “Transaction Documents”) with the Buyers;.

WHEREAS, pursuant to Section 1.2(e) of the Securities Purchase Agreement, Wang’s placement of 1,400,000 of his personal shares of the Company’s common stock, par value $.018 per share (the “Shares”), in escrow is a condition to closing;

WHEREAS, pursuant to the Escrow Agreement effective as of December 31, 2007, the Parties have agreed that the Shares will be distributed pro rata to the Buyers if net income of the Company for fiscal year 2008 is below $3,800,000;

WHEREAS, according to the Company’s audited financial statements for the fiscal year 2008, the net income of the Company for fiscal year 2008 is below $3,800,000;

WHEREAS, to avoid the expense and uncertainty inherent in any litigation, the Parties are agreeing to resolve the issues of releasing the Shares from escrow and any of Buyers’ claims against the Company (the “Escrow Shares Claims”) in accordance with this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the sufficiency and receipt of which is hereby acknowledged, the Parties hereby make the following:

AGREEMENT

1.   Acknowledgment of Recitals.   The factual statements set forth in the Recitals are hereby incorporated herein and reaffirmed by the Parties as if fully set forth in this Agreement.

2.   Company’s Obligations.   The Company is hereby relieved and no longer obligated to the net income performance targets as set forth in and required by the Escrow Agreement dated as of December 31, 2007.

3.   Release of Escrow Shares.

(a)   In connection with the foregoing release and discharge by the Buyers, the Parties agree to release 900,000 Shares from escrow pro rata to the Buyers on June 30, 2010.

(b)   The remaining 500,000 Shares shall remain in escrow and shall be returned to Wang immediately if:

(1) the Company obtains financing in the aggregate amount of at least $3,000,000 by December 31, 2010; and

(2) the Company completes the listing of  its common stock for trading on any major exchanges for securities trading such as Amex or NASDAQ within twelve (12) months from the date of this Agreement.

Notwithstanding the foregoing, if, and only if, the Company does not meet the two requirements by the required deadline indicated above, the Escrow Agent shall send the Stock Power and Guarantee Letter in the forms attached hereto as Exhibit A and Exhibit B, respectively, (together, the “Releasing Documents”) to the Transfer Agent immediately to release the 500,000 Shares from escrow pro rata to the Buyers. The Releasing Documents shall be delivered to the Transfer Agent as follows:

Interwest Transfer Company, Inc.
1981 Murray Holladay Road, Suite 100
Salt Lake City, UT  84117
Phone: (801)272-9294
Facsimile: (801)277-3147

4.   Notes Conversion

In connection with the conversion of the Notes, the Company hereby agrees not to withhold any necessary and required documents to be sent to the Transfer Agent to effectuate the Notes conversion pursuant to the applicable laws; nor does the Company change the legal counsel acceptable to the Transfer Agent to effectuate the Notes conversion without the Buyers’ consent.

5.   Miscellaneous Provisions.

(a)   This Agreement is made exclusively for the benefit of and solely for the protection of the Buyers on the one hand, and the Company and Wang on the other hand, and no other person or persons shall have the right to enforce the provisions hereof by action or legal proceedings or otherwise.

(b)   This Agreement is entered into, shall be performed entirely within, shall be governed by, and shall be construed in accordance with, the laws of the State of New York for contracts made and to be performed therein.

(c)   Each of the Parties acknowledges that he or it: (i) has read and understands the provisions of this Agreement; (ii) has consulted, with legal counsel who has read and reviewed this Agreement; (iii) understands the rights and remedies that the Parties are receiving, the rights that the Buyers are forbearing from and the rights and remedies that the Buyers are waiving by their agreement thereto; and (iv) has made the agreements set forth herein knowingly, voluntarily and intentionally.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above, which shall be deemed its Effective Date.

HUIFENG BIO-PHARMACEUTICAL TECHNOLOGY, INC.

By:
Name:
Title:

Jing An Wang

By:
Name:
Title:

PROFESSIONAL OFFSHORE OPPORTUNITY FUND, LTD.

By:
Name:
Title:

Peter Treadway

By:
Name:
Title:

Janet Wang

By:
Name:
Title:

Manilal Patel

By:
Name:
Title:

ANCORA GREATER CHINA FUND

By:
Name:
Title:

STRATEGIC ALLIANCE FUND, L.P.

By:
Name:
Title:

STRATEGIC ALLIANCE FUND II, L.P.

By:
Name:
Title:

ESCROW AGENT:

Sullivan & Worcester, LLP

By:
Name:
Title:

Exhibit A

Stock Power

For Value Received, __________________________________________________________________ hereby sell, assign and transfer unto __________________________________________________________________________________________(________________)_ Shares of the Capital Stock of_____________________________ standing in _________________________________________ name on the books of said ____________________________________________ represented by Certificate No. ________________________ herewith and do hereby irrevocably constitute and appoint _________________________________________ attorney to cancel the said  stock on the books of the within named Company with full power of substitution in the premises.

Dated	Signed	x
Jin An Wang

Medallion Guaranteed by:

Exhibit B

Guarantee Letter

SPECIFICALLY LIMITED TO THE TRANSFERS OF CERTIFICATES NUMBERED __________, HUIFENG BIO-PHARMACEUTICAL TECHNOLOGY, INC. HEREBY GUARANTEES THE SIGNATURE OF            Jing An Wang              AND AGREES TO INDEMNIFY AND SAVE HARMLESS INTERWEST TRANSFER CO., INC. AND EACH AND ALL OF ITS TRANSFER AGENTS, REGISTRARS, OR OTHER AGENTS OR EMPLOYEES FROM AND AGAINST ANY AND ALL LOSS OR DAMAGE OR EXPENSE, WHICH MAY ARISE DIRECTLY OR INDIRECTLY BY REASON THEREOF.

(Signature of President or Secretary)